Loan Reference No: 261305493

HOME SAVINGS

LOAN AGREEMENT – REVOLVING LINE OF CREDIT

This Loan Agreement (this "**Agreement**") is entered into and made effective as of May 21, 2015, by and between **THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO**, an Ohio Chartered Savings Bank, ("**Lender**"), and **Avalon Holdings Corporation**, an Ohio Corporation, **American Waste Management Services, Inc.**, an Ohio Corporation, **American Landfill Management, Inc.**, an Ohio Corporation, **American Construction Supply, Inc.**, an Ohio Corporation, **American Waste NJ L.L.C.**, a New Jersey Limited Liability Company, **Avalon Golf and Country Club, Inc.**, an Ohio Corporation, **Avalon Lakes Golf, Inc.**, an Ohio Corporation, **Avalon Country Club at Sharon, Inc.**, a Pennsylvania Corporation, **The Avalon Resort and Spa LLC**, an Ohio Limited Liability Company, **The Havana Cigar Shop, Inc.**, a Pennsylvania Corporation, **Avalon Travel, Inc.**, an Ohio Corporation, and **TBG, Inc.**, an Ohio Corporation ("**Borrowers**").

A. Borrower has applied to Lender for one or more commercial loans in the aggregate original principal amount of **$9,000,000.00**.

B. Lender is willing to extend said commercial loan(s) to Borrower upon the terms, and subject to the conditions, set forth herein.

NOW WHEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **The Loan.** Subject to the terms and conditions of this Agreement, and the terms and conditions of each and every other Loan Document (as hereinafter defined), Lender shall extend to Borrower at Closing (as hereinafter defined) one or more commercial loans in the principal amount provided herein (the "**Loan**"). The Loan shall be evidenced by one or more Revolving Line of Credit Notes duly executed and delivered to Lender by Borrower on or before Closing in a form satisfactory to Lender in its sole discretion (as the same may be amended, restated, renewed, extended or modified, each a "**Note**"), the terms and conditions of which are hereby fully incorporated by reference herein and made a part hereof. Borrower shall timely repay the Loan to Lender, in full, pursuant to the terms set forth in the Note, and in accordance with the terms set forth herein. "**Closing**" shall occur on the date that Lender extends the Loan, or portion thereof, to or for the benefit of Borrower, and shall be subject to the final and sole discretion of Lender.

The term "Loan" shall mean and include any and all amounts owed or owing to Lender hereunder or in connection herewith or any of the transactions contemplated hereby, whether now existing or hereafter arising, including, but not limited to, any and all late charges, accrued interest, insurance premiums, and other costs and expenses as provided herein, even if such amounts, singularly or in the aggregate, cause the outstanding balance of the Loan to exceed the original principal amount stated on the face of the Note. If at any time the aggregate outstanding balance of the Loan exceeds the original principal amount stated on the face of the Note, then Borrower shall immediately pay to the Lender all such amounts necessary to cause said aggregate outstanding balance to be equal to, or less than, the original principal amount stated on the Note. Notwithstanding the forgoing, Lender shall never be obligated to allow the aggregate outstanding balance of the Loan to exceed the original principal amount stated on the Note.

2. **Security.** The security for the timely repayment of the Loan, in full, and the complete and timely performance of all obligations owed or owing to Lender hereunder or in connection herewith, whether now existing or hereafter arising, shall include, without limitation, all mortgages, security agreements, guaranties, surety

agreements, pledges, assignments, and all other agreements, instruments and documents executed and delivered to Lender in connection herewith or any of the transactions contemplated hereby (as the same may be amended, restated, renewed, extended or modified, collectively, the "**Security Documents**"), and any and all property, rights, interests, and other assets subject thereto or covered thereby, whether now existing or hereafter acquired (collectively, the "**Collateral**"). This Agreement, the Note, the Security Documents, and all other agreements, instruments and documents executed or delivered to Lender pursuant to, in connection therewith, or as contemplated by any or all of the forgoing, as the same may be amended, restated, renewed, extended or modified, are referred to herein collectively as the "**Loan Documents**" and, each individually, as a "**Loan Document.**"

The Security Documents and the Collateral shall secure the full and punctual repayment of the Loan, and the complete and timely performance of all obligations owed or owing to Lender from Borrower or any Obligor, of any kind or nature, whether direct or indirect, joint or several, absolute or contingent, now existing or hereafter arising, due or to become due, and whether under or in connection with any Loan Document, or otherwise, including, but not limited to, all costs and fees incurred or advanced by Lender in connection with the documentation, negotiation, modification, enforcement or collection of, or with respect to, any of the forgoing (collectively, the "**Indebtedness**").

"**Obligor**" shall mean and include each Borrower and any person or entity guarantying or providing any security or collateral for the payment or performance, in full or in part, of any obligation owed or owing to Lender under, or in connection with, any Loan Document or any of the transactions contemplated thereby, whether now existing or hereafter arising.

3. **Line of Credit.** The Loan governed by this Agreement is a committed revolving line of credit under which the Borrower may request and the Lender, subject to the terms and conditions of this Agreement, will make advances to the Borrower from time to time until the Maturity Date, in an aggregate amount outstanding at any time not to exceed **$9,000,000.00** (the "Line of Credit"). The "Maturity Date" shall mean **June 30, 2016**. The Borrower acknowledges and agrees that in no event shall the Lender by obligated to extend or renew the Line of Credit beyond the Maturity Date.

4. **Conditions Precedent to Advances.** The obligation of Lender to make periodic disbursements of any portion of the principal balance to Borrower, any disbursements in order to protect the Collateral, as defined in the Security Agreement, or any other disbursement required or permitted by the Loan Documents (collectively, "**Advances**" and, each individually an "**Advance**") shall be subject to the satisfaction of each of the following conditions precedent:

(a) All of the representations and warranties made in the Loan Documents shall be true and correct as of the date of each Advance;

(b) Borrower's full compliance with all of the covenants contained in the Loan Documents; and

(c) There shall be no Event of Default which has occurred or is continuing, and no matter, event or occurrence shall exist which could or would, with the passage of time, giving of notice, or both, constitute an Event of Default.

5. **Revolving Balance.** The Note will be a revolving note and, subject to the foregoing, and in accordance with the provisions hereof and any other Loan Documents, Borrower may, at its option, borrow, pay, prepay and re-borrow hereunder at any time prior to the Maturity Date hereunder or such earlier date as the obligations of Borrower to Lender under the Note, and any other Loan Document, shall become due and payable, or the obligation of Lender to extend financial accommodations to Borrower shall terminate; provided, however, that in any event the principal balance outstanding hereunder shall at no time exceed the face amount of the Note. The

Note shall continue in full force and effect until all obligations and liabilities evidenced by the Note are paid in full and Lender is no longer obligated to extend financial accommodations to Borrower, even if, from time to time, there are no amounts outstanding respecting the Note. Lender's agreement to advance funds respecting the Note shall be subject to annual review, and there shall be no further advances respecting the Note unless Lender, in its sole discretion, determines that it shall continue to make advances after any such annual review; provided, that notwithstanding such annual review as provided in this paragraph, the Note shall be due and payable at the Maturity Date.

6. **Cross-Collateralization and Cross-Default**. As a material inducement to the consummation of the transactions contemplated hereby, the parties expressly intend and agree that all Indebtedness shall be cross-collateralized and cross-defaulted in and with respect to each Loan Document, such that any collateral securing the payment or performance of any of the Indebtedness shall secure the payment and performance of all of the Indebtedness, and any default of, or with respect to, any Loan Document, shall be a default of all Indebtedness and under all Loan Documents.

7. **Representations and Warranties**. In addition to all other representations and warranties made or furnished to Lender under, or in connection with, any other Loan Document, and except to the extent expressly set forth in the Schedule attached hereto and incorporated by reference herein, Borrower hereby represents and warrants to Lender, as of the date of the execution hereof, and, if the Closing occurs on a different date, equally as of the date of Closing, and continuously for the entire term hereof, and for so long as any Indebtedness, or any part thereof, whether now existing or hereafter arising, remains unpaid, or there exists any agreement or commitment from Lender for the advancement or disbursement of funds or the extension of credit to, or on behalf of, Borrower, all of the following:

7.1 **Existence and Authority**. Borrower is either a natural person or is an entity duly organized, validly existing, and in good standing under the laws of the State in which it is formed or organized, and has the full power and authority to own and utilize all property, assets, rights and interests necessary to conduct its business and operations, and is and shall at all times remain duly qualified, licensed and in good standing to conduct its businesses and operations in each jurisdiction in which it conducts, has conducted, or will conduct its business or operations. Borrower has the full power and authority, under applicable law and under all applicable charter or organizational documents and agreements of Borrower, if any, and has been fully authorized by the proper action of its partners, members, managers, board of directors, officers or the like, as applicable, to execute, deliver and enter into all Loan Documents, and to fully perform each and every obligation thereunder and to consummate all of the transactions contemplated thereby, whether now existing or hereafter arising, and each such obligation is a valid and binding obligation of Borrower legally enforceable in accordance with its terms.

7.2 **No Default; No Consents**. There exists no Event of Default (as hereinafter defined) under this Agreement or under any other Loan Agreement, whether now existing or hereafter arising (as such term is or may be defined therein), or any breach of, or default under, any other agreement, document or instrument to which Borrower is a party or by which Borrower is bound, including, but not limited to, any charter or organizational documents or agreements of Borrower. Borrower's execution and delivery of this Agreement and each of the other Loan Documents, whether now existing or hereafter arising, and its complete and timely performance of all of the obligations arising hereunder or thereunder, and the consummation of all of the transactions contemplated hereby or thereby, does not require the consent or approval of any person or entity which has not already been obtained, written notice or evidence of which has been furnished to Lender prior to Closing, and does not violate any applicable laws, rules, ordinances, or regulations, or the order of any court, tribunal or governmental agency, and does not constitute any breach of, or default under, any agreement, document or instrument to which Borrower is a party or by which Borrower is bound.

7.3 **Title to Property and Assets**. Borrower has good and marketable title to all property, assets, rights and interests: (a) reflected on the most recent financial statements of Borrower delivered to Lender prior to Closing; (b) used or necessary to conduct its business and operations; or (c) included in the Collateral or otherwise securing the payment or performance, in whole or in part, of any obligation owed or owing to Lender

(collectively "**Assets**"). Such good and marketable title to the Assets is, and shall at all times remain, free and clear of any and all liens, claims, encumbrances, charges or restrictions, of any kind or nature, except for current taxes and assessments not yet due and payable, and in accordance with the ordinary business and operations of Borrower since the date of the execution hereof; and no such property, assets, rights or interests have been substantially or adversely affected, in any way, as a result of any fire, explosion, earthquake, accident, labor disturbance, requisition or taking of property by any governmental authority, flood, riot, act of God or force majeure. Until payment in full of all Indebtedness, Borrower shall maintain good and marketable title to the Assets.

7.4 Compliance with Laws. Borrower's current and intended business and operations, and ownership or utilization of any and all property, assets, rights and interests, has not, does not, and shall not, at any time, violate any applicable law, statute, code, ordinance, rule or regulation, or breach any agreement or document to which Borrower is a party or by which Borrower is bound, whether recorded or not. Borrower has not received any notice of, and does not have any reason to suspect the existence of, any violation of any applicable law, statute, code, ordinance, rule or regulation, or the breach of any agreement or document to which Borrower is a party or by which Borrower is bound, or any claim of, or allegation with respect to, the existence or occurrence, now or at any time in the future, of any of the foregoing.

7.5 Environmental Matters. Borrower is in compliance, in all respects, with all applicable federal, state and local environmental laws, including, but not limited to, all laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards of any federal, state or local governmental body or agency concerning the health, safety, preservation, protection, or regulation of the environment, in or with respect to any and all jurisdictions in which Borrower, at any time, has been located or organized, has owned or utilized any property, assets, rights and interests, or has conducted any business or operations, whether directly or indirectly. Borrower has not received, and is not aware of any fact or allegation which would give it reason to suspect the existence of, any notice, summons, citation, directive or any other communication, whether oral or written, from any federal, state or local governmental body or agency concerning the presence of wetlands, hazardous substances, hazardous wastes, toxic or solid wastes, or other hazardous or adverse environmental situation or condition (hereinafter collectively referred "**Environmental Matters**"), at or emanating from any property included or to be included in the Collateral. There is not pending or threatened any civil or criminal litigation, notice of violation or lien, or administrative proceeding relating to Environmental Matters involving Borrower or any property included in the Collateral.

7.6 Regulatory Matters. Borrower shall not: (a) be subject, at any time, to any law, statute, rule, regulation or list of any governmental body or agency, including, without limitation, the U.S. Office of Foreign Asset Control list, which prohibits or limits Lender from making any loan, advance, disbursement or extension of credit to, or otherwise conducting any business with, Borrower; or (b) fail to provide satisfactory documentary and other evidence requested by Lender at any time, in order to enable Lender to verify Borrower's identity or to comply with any applicable law, statute, rule or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

7.7 Solvency. As of the date of this Agreement and after giving effect to the transactions contemplated hereby, including all transactions contemplated by any of the other Loan Documents, and until final payment of all of the Indebtedness: (a) Borrower will be solvent; (b) the aggregate value of Borrower's assets will exceed its liabilities; (c) Borrower will have sufficient cash flow to pay all debts as they become due; and (d) Borrower will not have an unreasonably insufficient
Amount of capital to conduct its business and operations.

7.8 No Omissions. Borrower has not made any untrue statement of material fact, either oral or written, in connection with this Agreement or the transactions contemplated hereby, or with any of the other Loan Documents or the transactions contemplated thereby, including, but not limited to, Borrower's financial condition, its property, assets, rights or interests, or its business or operations. None of the Loan Documents, including, but not limited to, this Agreement, contain or will contain any untrue, inaccurate or misleading statement of material fact, or omit any material fact or statement necessary to make the statements contained herein or therein not untrue,

inaccurate or misleading. Borrower is not aware of, and has no reason to believe, that there exists or will exist any fact which might materially affect its property, assets, rights, interests, business or operations, which has not been fully and expressly set forth in this Agreement or in any other Loan Document.

8. **Affirmative Covenants of Borrower.** Upon the execution of this Agreement and at all times during the term hereof, and for so long as, and at any time that, the Indebtedness, whether now existing or hereafter arising, is unpaid in full, or there exists any commitment or extension of funds, credit or otherwise with respect to any Indebtedness from Lender to Borrower, Borrower shall:

8.1 **Perfection of Liens.** Take any and all action necessary or appropriate, at the direction of Lender, in Lender's sole and absolute discretion, to perfect and maintain the perfection of any and all liens and security interests granted to or in favor of Lender in connection with this Agreement, the Indebtedness or any or all of the other Loan Documents.

8.2 **Existence and Operation.** Take any and all action necessary to maintain and continue in full force and effect its existence and form of existence, organization and structure, certification of good standing, executive management composition, equity ownership composition, business and operation in the same or substantially similar manner and description as of the date of its execution of this Agreement, and to maintain in good condition and repair all property, assets, rights, and interests owned by or subject to the control of Borrower, whether now owned or hereafter acquired, which are necessary for its business and operation as of the date of its execution of this Agreement, including, but not limited to, making all necessary and proper repairs, renewals, replacements, additions and improvements thereto, and keeping the same free from waste and material damage.

8.3 **Books and Records.** Borrower shall permit Lender, its agents, contractors, employees and representatives, to have access, during normal business hours, to its books and records to the extent that Lender shall reasonably request by advance notice and shall permit Lender to make copies of such books and records and to remove such copies from the possession and control of Borrower as Lender shall deem necessary. In addition, Borrower shall provide Lender, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any potentially hazardous, radioactive or toxic material used, generated, manufactured, stored or disposed of on, under, or about any real property included in the Collateral or transported to or from such real property, within five (5) days of a request therefor. Borrower shall bear the cost of such copies and reimburse Lender for all fees and costs incurred to procure such information as Lender deems necessary in its sole discretion.

8.4 **Financial Statements.** The most recent financial statement of the Borrower have been delivered to Lender prior to Closing, and are true and accurate in all respects, were prepared in accordance with generally accepted accounting principals consistently applied from period to period (**"GAAP"**), fairly and accurately represent Borrower's financial condition and accurately reflect all property, assets, rights, interests, indebtedness, liabilities and all other material financial information of Borrower, of any kind or nature, whether direct or indirect, fixed or contingent, or otherwise, as of the date thereof and as of the date of the execution of this Agreement. Since the date such financial statements were delivered to Lender, there has been no material adverse change in the condition of Borrower, financial or otherwise, or with respect to its property, assets, rights, interests, business or operations, and, since such date, Borrower has not incurred, or agreed to incur, any significant indebtedness, liabilities, obligations or commitments, of any kind or nature, other than the transactions contemplated by this Agreement, and in accordance with the ordinary business and operations of Borrower.

8.5 **Insurance.** Obtain and maintain in full force and effect the following described insurance policies with sound reputable insurers: (a) Comprehensive general public liability insurance with respect to the Collateral naming Lender as an additional insured, having such per occurrence and aggregate limits as reasonably required by Lender, in its reasonable discretion; (b) Insurance against worker's compensation claims and public liability risks; (c) Insurance against loss of rent; and (d) fire, flood and all other risk insurance requested by Lender in its sole discretion with respect to the Collateral naming Lender as loss payee, having limits no less than the lesser of the full replacement cost of the Collateral, or the principal amount of the Indebtedness (but only if there is no

applicable co-insurance provision which would reduce the insurance payment below the principal amount of the Indebtedness). The proceeds of any such insurance policy shall be security for repayment of the Loan. Borrower shall furnish to Lender, upon the request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation, the following: (i) the name of the insurer; (ii) the risks insured; (iii) the amount of the policy; (iv) the property insured; (v) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (vi) the expiration date of the policy.

8.6 Taxes And Other Charges. Except for items properly contested by Borrower in good faith and in accordance with applicable law, and for which adequate reserves have been established on Borrower's most recent Financial Statements, true and accurate copies of which have been provided to Lender, Borrower shall timely pay or cause to be paid all taxes, assessments and any other charges imposed upon Borrower or its property, assets, rights, interests, business or operations, which are now or hereafter become due and owing to any governmental body, authority or agency, including, but not limited to, all federal income and withholding taxes, state sales, income, use and withholding taxes, workers' compensation and unemployment compensation contributions, contributions to any plan covered by ERISA, franchise taxes, personal property taxes, local income and withholding taxes, and all real property taxes and assessments attributable to any real property owned by Borrower or for which Borrower is obligated. Borrower shall promptly provide Lender with written notification and evidence of the payment of all taxes and other charges contemplated hereby. Borrower further represents and warrants that there are no delinquent taxes, assessments or other charges as of the date of its execution of this Agreement.

8.7 Compliance with Laws. Comply with all federal, state and local laws applicable to Borrower and the operation of its business, including, without limitation, all statutes, rules, regulations and ordinances.

8.8 Financial Covenants. Fully comply with all financial covenants set forth on the Addendum attached hereto and incorporated by reference herein in accordance with the terms set forth therein.

8.9 Notice. Promptly provide written and detailed notice to Lender upon the occurrence or happening of any of the following: (a) any Event of Default (as defined herein), or any act, event or condition which with the passage of time or the giving of notice thereof, or both, would constitute and Event of Default; (b) any action, proceeding, investigation or litigation filed, commenced or threatened against Borrower or for which Borrower could be wholly, partially, directly or indirectly liable.

8.10 Further Action. Execute and deliver any other documents and take any other action deemed reasonably necessary or appropriate by Lender in its sole discretion to consummate or effectuate the transactions contemplated by this Agreement, shall cooperate in the performance of any maintenance and shall cooperate in the correction of any errors.

9. Negative Covenants of Borrower. Except to the extent expressly set forth in the Addendum attached hereto, upon the execution of this Agreement and until final payment of the Indebtedness, Borrower shall not, without the prior written consent of Lender:

9.1 Other Indebtedness. Create, assume, incur, cause, suffer or permit to exist any indebtedness, of any kind or nature, for itself or on behalf of another, whether directly or indirectly, fixed or contingent, primarily or secondarily, or otherwise, other than the indebtedness of the Loan to Lender pursuant to the terms hereof, except for trade payables incurred by Borrower in the ordinary course of business as conducted as of the date of its execution of this Agreement and purchase money secured debt up to $200,000.00 per year.

9.2 Liens and Encumbrances. Create, cause, effectuate, assume, incur, suffer or permit to exist any mortgage, pledge, security interest, charge, lien, claim or encumbrance, of any kind or nature, upon or against any Collateral securing any or all of the Indebtedness, or upon or against any other property, assets, rights,

interests, business or operation owned by or subject to the control or direction of Borrower, whether real or personal, tangible or intangible, fixed or contingent, or now owned or hereafter acquired, except in accordance with the terms of this Agreement, and except for purchase money secured debt up to $200,000.00 per year by borrower.

10. Events of Default. Each occurrence of any of the following shall be an "**Event of Default**" under this Agreement and under each of the Loan Documents.

(a) The nonpayment of any amount required to be paid under this Agreement or under any other Loan Document, when due and payable, as provided herein or therein;

(b) The breach or nonperformance, in whole or in part, of any covenant or agreement, or the breach of any representation or warranty provided in this Agreement, or under any other Loan Document;

(c) The breach or nonperformance, in whole or in part, of any covenant or agreement provided in any other Loan Document;

(d) The voluntary or involuntary filing of any petition or commencement of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or other similar proceeding, by or on behalf of, or against, Borrower, or with respect to any property, assets, rights or interests thereof, whether now existing or hereafter acquired;

(e) The entry of any order, judgment or decree approving the appointment of a receiver or trustee, for or with respect to any property, assets, rights or interests of Borrower, whether now existing or hereafter acquired;

(f) Borrower: (i) makes any general assignment for the benefit of creditors; (ii) fails to, or is otherwise unable to, pay its debts generally, and in full, as such debts become due; or (iii) is determined to be insolvent by a court of competent jurisdiction, or by any test for solvency recognized by the courts of the State of Ohio;

(g) Borrower or any Obligor, as defined herein: (i) becomes subject at any time to any law, regulation or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Lender from making any loan, advance, disbursement, or extension of credit to Borrower or such Obligor, or from otherwise conducting business with Borrower or any Obligor or consummating any of the transactions contemplated hereby; or (ii) fails to provide satisfactory documentary and other evidence, as may be requested by Lender, at any time, necessary in the sole discretion of Lender to verify the identity of Borrower or any Obligor, or to comply with any applicable law or regulation, including, but not limited to, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318;

(h) The occurrence of an event of default with respect to any other indebtedness, obligations, agreements or covenants of any Obligor to Lender;

(i) Any representation, warranty or statement, whether oral or written, made herein or furnished or provided to Lender in connection herewith, or in connection with any other Loan Document, is materially incorrect, inaccurate, false, misleading or erroneous, in whole or in part;

(j) The revocation or other termination, in whole or in part, other than voluntarily by Lender, of any guaranty, security or other collateral securing the payment or performance of any or all of the obligations evidenced hereby, or arising in connection herewith;

(k) Any Borrower or any Obligor is in default or in breach of, or with respect to, any other indebtedness or obligation owed or owing to Lender; or

11. **Remedies.** Upon the occurrence of any Event of Default, Lender shall have no further obligations or duties hereunder or under any other Loan Document including, without limitation, the obligation to make any loan, advance or disbursement, or to extend any credit, as applicable, to any person or entity, and shall have all of the rights and remedies provided hereunder, which shall be cumulative and concurrent with, and not exclusive of, each other right and remedy provided hereunder, and each and every right and remedy available under any other Loan Document, or under law or in equity:

11.1 Demand the immediate payment, in full, of all Indebtedness, including, but not limited to, all amounts owed or owing by Borrower hereunder and under any other Loan Document, and with respect to the transactions contemplated hereby and thereby, and the immediate performance, in full, of any other obligation owed or owing to Lender hereunder or under any other Loan Document, and to take any action deemed necessary or appropriate by Lender, in its sole discretion, with respect to the enforcement of the payment and performance, in full, of any or all such obligations owed or owing to Lender, or of any representation, warranty, statement, covenant or promise, whether oral or written, made or furnished to Lender, in connection herewith or therewith.

11.2 Exercise any and all rights or remedies with respect to any or all Collateral, and realize all or any portion thereof, at any time and from time to time, in accordance with the terms and conditions hereunder or under any other Loan Document.

11.3 Exercise any and all rights of set-off, whether provided hereunder, under any other Loan Document, any other agreement, document or instrument, or under law or in equity.

11.4 Demand any additional security deemed necessary or appropriate by Lender, in its sole discretion, to adequately secure any or all of the obligations owed or owing to Lender hereunder or under any other Loan Document including, but not limited to, any additional collateral or guarantors, or both.

12. **Conditions to Lender's Performance.** Lender's obligation to extend the Loan to Borrower, and to make each and every advance and disbursement thereunder, is strictly conditioned upon the satisfaction and completion, in full, of each of the following conditions precedent; provided, however, that Lender may, in its sole discretion, extend the Loan or make any advances or disbursements thereunder prior to the full satisfaction or completion of any or all such conditions precedent, without in any way waiving or limiting the right thereafter to require or enforce the satisfaction and completion, in full, of each such condition precedent in strict accordance with the terms hereof:

(a) Lender's receipt, in form and substance satisfactory to Lender, of all of the following documents, duly executed and delivered to Lender: the Note, the Security Documents, and all other Loan Documents and any other agreement, document or instrument required hereunder, or reasonably requested by Lender, in its sole discretion, in connection herewith;

(b) Payment to Lender, in full, of all fees, charges and other costs and expenses then due and payable to Lender in accordance with the terms and conditions hereunder or under any other Loan Document, including, without limitation, any Loan Fee, all applicable insurance premiums and taxes, and all reasonable attorneys' fees incurred by Lender in connection with the negotiation and documentation hereof, and the closing of the transactions contemplated hereby;

(c) Each Borrower is current with respect to all Indebtedness owed or owing to Lender hereunder and under any other Loan Document;

(d) The representations and warranties set forth in this Agreement, in any other Loan Document, and in any other document, certificate or statement, whether oral or written, delivered or furnished to Lender in connection herewith or therewith, are all true and correct in all material respects;

(e) The perfection of a first priority security interest, lien or other encumbrance in favor of Lender on or against all Collateral, or such a junior priority interest in favor of Lender on or against the same deemed satisfactory by Lender, in writing, prior to the Closing of the transactions contemplated hereby;

(f) Receipt by Lender of all duly executed versions of all necessary or appropriate consents, resolutions, authorizations, waivers, and other documents or instruments requested or required by Lender, in its sole discretion, whether hereunder or otherwise;

(g) Each Borrower is in full compliance with the financial covenants listed on the Addendum attached hereto, if any; and

(h) The satisfactory completion of any and all other conditions requested or required by Lender, in its sole discretion, prior to Closing, whether hereunder or otherwise.

14. **Costs and Expenses.** Borrower shall pay to Lender upon the execution hereof, or promptly upon written demand from Lender if thereafter incurred, all fees, costs and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Agreement or any other Loan Document, or the consummation of any transaction contemplated hereby or thereby, whether now existing or hereafter arising, including, but not limited to, all costs and expenses for taxes, lien searches, recording, notary and filing fees, and all reasonable fees for attorneys, appraisers, consultants and other professionals. In the event that Lender pays or advances any such fees, costs or expenses on behalf of Borrower, Borrower shall promptly reimburse Lender in full, upon written demand from Lender for the same. At Lender's sole option, any or all such fees, costs or expenses not promptly repaid or reimbursed in full by Borrower shall be payable on demand, added to the balance of the Note, or treated as a balloon payment which shall be due and payable at on the Maturity Date, together with all accrued interest thereon, from the date of Lender's payment or advancement thereof, at the applicable rate provided hereunder.

15. **Non-Waiver; Preservation of Rights**. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by an officer of Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower or Lender and any Obligor shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or any Obligor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

16. **Participation**. Lender reserves the right to participate interests in the Loan, or any portion thereof, and to dispose of the same in the ordinary course of business. Lender may provide to any one or more purchasers, or potential purchasers, thereof any information or knowledge Lender has, or may have, regarding Borrower or any Obligor or any other item or matter relating hereto, or to any transaction contemplated hereby, and Borrower hereby waives any and all rights to privacy with respect to the same. Borrower and each Obligor additionally waive all notices of any sale or purchase of any participation interests. Borrower and each Obligor agree that any purchaser of any such participation interests shall be the absolute owner thereof, and shall have all rights granted under all participation agreements governing the sale of the same.

17. **Effect of Other Loan Documents**. The terms and conditions set forth in this Agreement are in addition to, and not in limitation of, any terms and conditions set forth in any other Loan Document, and any and all amendments, restatements, renewals, extensions and modifications thereof or thereto.

18. **Term**. This Agreement shall remain in full force and effect until the Loan, and all other obligations owed or owing to Lender hereunder or under any other Loan Document, whether now existing or hereafter arising, including any and all amendments, restatements, renewals, extensions and modifications of or to any of the forgoing, are paid or performed in full. Time is of the essence with respect to the payment or performance, in full, of all of Borrower's obligations, duties and liabilities hereunder.

19. **Severability**. In the event that any term or condition of this Agreement or any part hereof for any reason, is lawfully determined to be invalid or unenforceable, or to otherwise invalidate or render unenforceable this Agreement or any part hereof, then, in any such event, only that term or condition, or, to the extent possible, only that part of such term or condition, shall be deemed to be null and void and of no force or effect, and the remaining terms and conditions hereof, or, to the extent possible, the remaining part of such term or condition, shall remain in full force and effect, and this Agreement shall be interpreted to give as much meaning to the specific language used herein as reasonably possible, regardless of whether any term or condition, or any part hereof, is rendered null and void pursuant hereto.

20. **Interpretation**. Unless the context indicates otherwise, in this Agreement the masculine gender shall include the feminine or neuter, and the singular number shall include the plural, and vice versa, in each case; the term "or" shall be deemed to include "and/or," and the term "include" or "including," or any derivative thereof, shall be deemed to be illustrative and not exclusive, and "without limitation." The titles and headings used herein are intended solely for the convenience of the parties, and any ambiguity between any title or heading used herein and any language contained in any section or paragraph hereof shall be resolved in favor of the language contained in the section or paragraph.

21. **Integration**. This Agreement together with all other Loan Documents shall constitute the entire agreement between the parties with respect to the subject matter hereof, and any prior agreements, promises, understanding or representations, of any kind or nature, concerning the same, whether oral or written, shall not be binding upon any party hereto.

22. **Modification**. No amendment, restatement, extension, renewal or modification hereof or hereto shall be binding or enforceable unless in writing and signed by all parties hereto with the same formalities as this Agreement.

23. **Counterparts**. This Agreement may be executed in any number of counterpart copies executed by the parties hereto, but all such executed counterparts shall constitute one and the same agreement. Executed counterpart copies of a signature page of this Agreement may be delivered and exchanged through facsimile or similar electronic transmission, and shall be deemed effective when received by the other party. Any party delivering a signed counterpart copy hereof through facsimile or similar electronic transmission shall promptly deliver an original, manually executed counterpart, provided, however, that a party's failure to deliver a manually executed counterpart promptly after delivering a signed counterpart copy through facsimile or similar electronic transmission, shall not affect the validity or enforceability of the signed counterpart copy delivered through facsimile or similar electronic transmission.

24. **Assignment; Binding Effect**. This Agreement and the obligations of Borrower hereunder shall be binding on Borrower and each of its heirs, administrators, executors, successors and permitted assigns, and shall inure to the benefit of Lender and each of its agents, representatives, successors and assigns; provided however, that: (a) Lender may assign or convey all or any part of this Agreement, or the rights and obligations hereunder, at any time and from time to time, in Lender's sole discretion; and (b) Borrower shall not assign or convey this Agreement or any rights or obligations hereunder, in whole or in part, without Lender's prior written consent, which may be

withheld in Lender's sole discretion.

25. Notices. All notices, demands, consents or other communications desired or required to be given hereunder shall be in writing and shall be: (a) delivered in person; (b) sent by registered or certified mail, return receipt requested, postage prepaid, or commercial overnight courier service, to the address of the parties listed below, or to such other address as such party shall have designated to the other party by proper notice hereunder; or (c) sent by confirmed facsimile or other electronic transmission. All notices, demands, consents and other communications given hereunder shall be effective when received if delivered in person, upon delivery if sent by registered or certified mail, when sent if delivered by confirmed facsimile or other electronic transmission, or the next business day if sent by commercial overnight courier service.

AS TO LENDER:
The Home Savings and Loan Company of Youngstown, OH
275 West Federal Street
Youngstown, OH 44503

AS TO BORROWER:
Avalon Holdings Corporation
1 American Way, NE
Warren, OH 44484

WITH A COPY TO:
American Waste Management Services, Inc.
American Landfill Management, Inc.
American Construction Supply, Inc.
American Waste NJ, LLC
Avalon Golf and Country Club, Inc.
Avalon Lakes Golf, Inc.
Avalon Country Club at Sharon, Inc.
The Avalon Resort and Spa LLC
The Havana Cigar Shop, Inc.
Avalon Travel, Inc.
TBG, Inc.
1 American Way, NE
Warren, OH 44484

26. **U.S.A. Patriot Act Notification**. The following notification is provided to Borrower and Guarantors pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

> IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrowers: When Borrowers open an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

27. **Governing Law; Exclusive Jurisdiction and Venue**. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Ohio, without regard to conflict of laws principles. Borrower, for itself and on behalf of each of its officers, directors, principals, representatives, agents, heirs, affiliates, successors and permitted assigns, hereby irrevocably and unconditionally, CONSENTS AND

SUBMITS, AND WAIVES ANY AND ALL OBJECTIONS TO, EXCLUSIVE JURISDICTION OF THE STATE OF OHIO, AND TO EXCLUSIVE VENUE IN THE COMMON PLEAS COURTS OF THE STATE OF OHIO, FOR, AND WITH RESPECT TO, EACH AND EVERY ACTION OR PROCEEDING ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, whether now existing or hereafter arising.

28. Waiver of Trial by Jury. Borrower, for itself and on behalf of each of its officers, directors, principals, representatives, agents, heirs, affiliates, successors and permitted assigns, hereby irrevocably and unconditionally WAIVES THE RIGHT TO A TRIAL BY JURY IN, AND WITH RESPECT TO, EACH AND EVERY ACTION OR PROCEEDING ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, whether now existing or hereafter arising, and expressly consents and agrees that any such action or proceeding shall be fully decided on its merits by a court trial, without a jury.

29. WARRANT TO CONFESS JUDGMENT. Borrower hereby irrevocably authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after any indebtedness arising hereunder or in connection herewith becomes due, whether by acceleration or otherwise, to waive the issuance and service of process and enter an appearance and confess judgment against Borrower in favor of the Lender or the lawful holder hereof for all amounts then due hereunder, together with costs of suit, and thereupon to release all defects and errors, of any kind or nature, whether substantive, procedural or otherwise, and waive all rights of appeal and to stays of execution. In the event of an error, omission or mistake in obtaining a cognovit judgment, Borrower agrees that the cognovit judgment shall not be set aside, but rather shall be corrected by a nunc pro tunc cognovit judgment entry. Borrower hereby expressly (a) waives any and all conflicts of interest with respect to any attorney retained by Lender to confess judgment against Borrower hereupon, (b) consents to the attorney retained by Lender in receiving reasonable legal fees from Lender for legal services rendered in connection with confessing judgment against Borrower hereupon, and (c) waives any and all rights of appeal from any judgment, order or decision rendered in such a cognovit action, and agrees that any judgment, order or decision of the trial court shall be the final determination of such issues as between Lender and Borrower. A copy hereof or any other Loan Document, verified by Lender, may be filed in each such proceeding in place of the filing of the original as a warrant of attorney. In the case that any Borrower is a natural person, the death of any such Borrower shall not impair the authority granted herein as to any surviving Borrower. The authority and power to appear for and enter judgment against Borrower shall not be extinguished by any judgment entered pursuant thereto or in connection therewith. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the obligations arising hereunder, or under any of the other Loan Document, remains unpaid, and any confession of judgment and subsequent vacation thereof pursuant hereto, shall not constitute termination or limitation of this warrant of attorney to confess judgment in any respect.

BORROWER HEREBY FURTHER ACKNOWLEDGES AND RESPRESENTS THAT THE CONSENT TO EXCLUSIVE JURISDICTION AND VENUE, THE WAIVER OF TRIAL BY JURY, AND THE POWER TO CONFESS JUDGMENT PROVIDED HEREIN ARE EACH KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY GIVEN, WITHOUT ANY UNDUE INFLUENCE.

IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed as of the date first set forth above.

"LENDER"
THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO

By: /s/ Joseph V. Fanto
Name: Joseph V. Fanto
Title: Vice President

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Holdings Corporation
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Waste Management Services, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Landfill Management, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Construction Supply, Inc.
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Waste NJ L.L.C.
A New Jersey Limited Liability Company

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Golf and Country Club, Inc.
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Lakes Golf, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Country Club at Sharon, Inc.
A Pennsylvania Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

The Avalon Resort and Spa LLC
An Ohio Limited Liability Company

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

The Havana Cigar Shop, Inc.
A Pennsylvania Corporation

By: *[signature]*
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Travel, Inc.
An Ohio Corporation

By: *[signature]*
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

TBG, Inc.
An Ohio Corporation

By: *[signature]*
Name: Bryan P. Saksa
Title: Treasurer

SCHEDULE TO LOAN AGREEMENT

N/A

ADDENDUM TO LOAN AGREEMENT

Financial Requirements

Annually:

- **Audited Financial Statement for Avalon Holdings Corporation due April 30th.**

Monthly:

- **Borrower prepared financial statements for Avalon Holding Corporation, within 30 days after month end.**
- **Accounts Receivable Aging Reports for American Waste Management Services, Inc., American Waste, NJ and American Landfill Management, Inc., within 30 days after month end.**

Financial Covenants:

- **Fixed Charge Coverage: Borrower shall maintain a ratio of Operating Cash Flow to total Fixed Charges of not less than 1.20 to 1.00, tested at the end of each fiscal year for the preceding 12-month period. Operating Cash Flow means net income after taxes, exclusive of extraordinary gains and losses and non-cash transactions, plus interest expense, depreciation, and amortization. Total Fixed Charges means the sum of interest expense, regularly scheduled payments of principal made on long term debt during the period being measured, dividends and distributions, and unfunded capital expenditures. Unfunded Capital Expenditures means capital expenditures not funded by long-term debt excluding capital expenditures made in 2015 related to the Avalon Resort and Spa.**

  The first test to be conducted on 12/31/15 and no later than 4/30/16.

- **The Borrower shall not incur additional debt except for purchase money acquisitions up to an aggregate amount not to exceed $200,000.00 annually.**